Exhibit 10.42

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

This ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is made and entered into as of March 8, 2010, by and between BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership (“Assignor”), and BEHRINGER HARVARD PARK CREST, LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

A.                                   Park Crest Building 5 Associates, LLC, a Virginia limited liability company, as seller, and Assignor, as purchaser, entered into that certain Purchase and Sale Agreement (as amended, the “Agreement”) dated as of January 28, 2010, regarding real property commonly known as The Lofts at Park*Crest Condominium, located in McLean, Virginia, as more particularly described in the Agreement.

B.                                     Assignor desires to assign to Assignee all of Assignor’s right, title and interest as purchaser in and to the Agreement, and Assignee desires to accept such assignment, subject to the provisions hereof.

AGREEMENTS:

NOW, THEREFORE, in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties hereto agree as follows:

1.                                       Assignor has ASSIGNED, TRANSFERRED, CONVEYED and DELIVERED, and by these presents does ASSIGN, TRANSFER, CONVEY and DELIVER, unto Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Agreement.

2.                                       Assignee hereby assumes all of the liabilities, obligations, duties and responsibilities of Assignor in respect of the terms and conditions of the Agreement.

3.                                       This Assignment may be executed in identical counterparts, all of which, when taken together, will constitute one and the same instrument. A facsimile transmission shall be binding on the party or parties whose signatures appear thereon.

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EXECUTED by the undersigned to be effective for all purposes as of the date first above written.

ASSIGNOR:

BEHRINGER HARVARD MULTIFAMILY OP I LP,
a Delaware limited partnership

By:	BHMF, Inc.,
a Delaware corporation,
its general partner

	By:	/s/ Mark T. Alfieri
	Name:	Mark T. Alfieri
	Title:	Chief Operating Officer

ASSIGNEE:

BEHRINGER HARVARD PARK CREST, LLC, a Delaware limited liability company

By:	/s/ Mark T. Alfieri
Name:	Mark T. Alfieri
Title:	Chief Operating Officer